Exhibit 99.3

GUARANTY

            This GUARANTY, dated as of May 15, 2006, is entered into by ENVIROKARE TECH, INC., a Nevada corporation ("Guarantor"), in favor of NOVA CHEMICALS, INC. (the "Lender").

W I T N E S S E T H :

            WHEREAS, Envirokare Composite Corp., a Delaware corporation and a wholly-owned subsidiary of Guarantor (the "Borrower"), is entering into that certain Convertible Promissory Note, dated of the date hereof (as the same from time to time hereafter may be amended, modified, supplemented or restated, the "Note"), by the Borrower in favor of the Lender, pursuant to which the Lender has agreed to make a loan to the Borrower in the aggregate principal amount of $500,000.00 on the terms and subject to the conditions set forth in the Note (the "Loan").

            WHEREAS, in order to induce the Lender to make the Loan, Guarantor is willing to guarantee the Obligations (as defined below).

            NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

            SECTION 1.       Definitions.  Unless otherwise defined herein, all capitalized terms used in this Guaranty that are defined in the Note (including those terms incorporated by reference) shall have the respective meanings assigned to them in the Note.

            SECTION 2.       The Guarantee.

                        (a)                Guarantor hereby unconditionally guarantees the full and punctual payment of (i) the Obligations (including interest accruing at the then applicable rate provided in the Note after the maturity thereof and interest accruing at the then applicable rate provided in the Note after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Borrower thereunder whether or not a claim for post-filing or post-petition interest is allowed in such proceeding), when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, (ii) all other amounts payable by the Borrower from time to time to the Lender under the Note or the other Loan Documents, whether on account of principal, interest, fees, indemnities, costs, expenses or otherwise (including all fees and disbursements of counsel to the Lender that are required to be paid by the Borrower pursuant to the terms of the Note or any other Loan Document) and (iii) performance of the Obligations of the Borrower in each case strictly in accordance with their terms (collectively, the "Guaranteed Obligations").  Upon failure by the Borrower to pay punctually any of the Guaranteed Obligations, Guarantor agrees that it shall forthwith on demand pay the amount not so paid at the place and in the manner specified in the Note or the relevant other Loan Document, as the case may be.  This guaranty is absolute, irrevocable and unconditional in nature and is made with respect to any and all Guaranteed Obligations now existing or in the future arising.  Guarantor's liability under this Guaranty shall continue until full satisfaction of all Guaranteed Obligations.  This guaranty is a guarantee of due and punctual payment and performance and not of collectibility.

                        (b)               In addition and notwithstanding anything to the contrary contained in this Guaranty or in any other document, instrument or agreement between or among the Lender, the Borrower, Guarantor or any third party, the obligations of Guarantor with respect to the Guaranteed Obligations shall be joint and several with any other Person that now or hereafter executes a guaranty of any of the Obligations separate from this Guaranty.

                        (c)                The Lender may bring and prosecute a separate action or actions against Guarantor whether or not the Borrower or any other Person is joined in any such action or a separate action or actions are brought against the Borrower, any other Person or any collateral for all or any part of the Obligations.

                        (d)               To the fullest extent not prohibited by applicable laws, Guarantor hereby waives all right of revocation with respect to the Guaranteed Obligations.

                        (e)                Guarantor hereby agrees that, between it and the Lender, the obligations of the Borrower under the Note and the other Loan Documents may be declared to be forthwith (or may become automatically) due and payable as provided in the Note for purposes of this Section 2 notwithstanding any stay, injunction or other prohibition preventing such declaration (or such obligations becoming due and payable as against the Borrower) and that, in the event of such declaration (or such obligation being deemed due and payable), such obligations (whether or not due and payable by the Borrower) shall forthwith become due and payable for purposes of this Section 2.

            SECTION 3.       Acknowledgments, Waivers and Consents.  Guarantor acknowledges that the obligations undertaken by it under this Guaranty involve the guarantee of obligations of Persons other than Guarantor and that such obligations are absolute, irrevocable and unconditional under any and all circumstances.  In full recognition and in furtherance of the foregoing, Guarantor agrees that:

                        (a)                Without affecting the enforceability or effectiveness of this Guaranty in accordance with its terms, without affecting, limiting, reducing, discharging or terminating the liability of Guarantor, or the rights, remedies, powers and privileges of the Lender under this Guaranty and without modifying the rights or obligations of the Borrower under the Loan Documents, the Lender may, at any time and from time to time and without notice or demand of any kind or nature whatsoever:

                                    (i)         amend, supplement, modify, extend, renew, waive, accelerate or otherwise change the time for payment or performance of, or the terms of, all or any part of the Guaranteed Obligations (including any increase or decrease in the principal portion of, or rate or rates of interest on, all or any part of the Guaranteed Obligations);

                                    (ii)        amend, supplement, modify, extend, renew, waive or otherwise change, or enter into or give, any Loan Document or any agreement, security document, guarantee, approval, consent or other instrument with respect to all or any part of the Guaranteed Obligations, any Loan Document or any such other instrument or any term or provision of the foregoing;

                                    (iii)       accept or enter into new or additional agreements, security documents, guarantees (including letters of credit) or other instruments in addition to, in exchange for or relative to any Loan Document, all or any part of the Guaranteed Obligations or any collateral now or in the future serving as security for the Guaranteed Obligations;

                                    (iv)       accept or receive (including from any other guarantor of the Obligations or other Person) partial payments or performance on the Guaranteed Obligations (whether as a result of the exercise of any right, remedy, power or privilege or otherwise);

                                    (v)        accept, receive and hold any additional collateral for all or any part of the Guaranteed Obligations (including from any other guarantor of the Obligations or other Person);

                                    (vi)       release, reconvey, terminate, waive, abandon, allow to lapse or expire, fail to perfect, subordinate, exchange, substitute, transfer, foreclose upon or enforce any collateral, security documents or guarantees (including letters of credit or the obligations of any other guarantor of the Obligations or other Person) for or relative to all or any part of the Guaranteed Obligations;

                                    (vii)      apply any collateral or the proceeds of any collateral or guarantee (including any letter of credit or the obligations of any other guarantor of the Obligations or other Person) to all or any part of the Guaranteed Obligations in such manner and extent as the Lender may in its discretion determine;

                                    (viii)      release any Person (including any other guarantor of the Obligations or other Person) from any personal liability with respect to all or any part of the Guaranteed Obligations;

                                    (ix)       settle, compromise, release, liquidate or enforce upon such terms and in such manner as the Lender may determine or as applicable laws may dictate all or any part of the Guaranteed Obligations or any collateral for or guarantee of (including any letter of credit issued with respect to) all or any part of the Guaranteed Obligations (including with any other guarantor of the Obligations or other Person);

                                    (x)        proceed against the Borrower, Guarantor, any other guarantor of the Obligations or any other Person (including any issuer of any letter of credit issued with respect to) all or any part of the Guaranteed Obligations or any collateral provided by any Person and exercise the rights, remedies, powers and privileges of the Lender under the Loan Documents or otherwise in such order and such manner as the Lender may, in its discretion, determine, without any necessity to proceed upon or against or exhaust any collateral, right, remedy, power or privilege before proceeding to call upon or otherwise enforce this Guaranty as to Guarantor;

                                    (xi)       obtain the appointment of a receiver with respect to any collateral for all or any part of the Guaranteed Obligations and apply the proceeds of such receivership as the Lender may in its discretion determine (it being agreed that nothing in this clause (xi) shall be deemed to make the Lender a party in possession in contemplation of law, except at its option);

                                    (xii)      amend, supplement, modify, alter or release the subordination of any junior or subordinated indebtedness or any security thereof;

                                    (xiii)      enter into such other transactions or business dealings with the Borrower, any affiliate of the Borrower or other Person as the Lender may desire; and

                                    (xiv)     do all or any combination of the actions set forth in this Section 3(a).

                        (b)               The enforceability and effectiveness of this Guaranty and the liability of Guarantor, and the rights, remedies, powers and privileges of the Lender, under this Guaranty shall not be affected, limited, reduced, discharged or terminated, and Guarantor hereby expressly waives to the fullest extent not prohibited by applicable laws any defense now or in the future arising (other than that the Guaranteed Obligations have been paid in full in cash), by reason of:

                                    (i)         the illegality, invalidity or unenforceability of all or any part of the Guaranteed Obligations, any Loan Document or any agreement, security document, guarantee or other instrument relative to all or any part of the Guaranteed Obligations;

                                    (ii)        any disability or other defense with respect to all or any part of the Guaranteed Obligations, or any other guarantor of the Obligations or other Person (including any issuer of any letters of credit), including the effect of any statute of limitations that may bar the enforcement of all or any part of the Guaranteed Obligations or the obligations of any such other guarantor or other Person;

                                    (iii)       the illegality, invalidity or unenforceability of any security or guarantee (including any letter of credit) for all or any part of the Guaranteed Obligations or the lack of perfection or continuing perfection or failure of the priority of any Lien on any collateral for all or any part of the Guaranteed Obligations;

                                    (iv)       the cessation, for any cause whatsoever, of the liability of the Borrower or any other guarantor of the Obligations or other Person (other than, subject to Section 4, by reason of the full payment and performance of all Guaranteed Obligations);

                                    (v)        any failure of the Lender to marshal assets in favor of the Borrower or any other Person (including any other guarantor of the Obligations), to exhaust any collateral for all or any part of the Guaranteed Obligations, to pursue or exhaust any right, remedy, power or privilege it may have against the Borrower, any other guarantor of the Obligations or any other Person or to take any action whatsoever to mitigate or reduce Guarantor's liability under this Guaranty;

                                    (vi)       any failure of the Lender to give notice of sale or other disposition of any collateral (including any notice of any judicial or nonjudicial foreclosure or sale of any interest in real property serving as collateral for all or any part of the Guaranteed Obligations) for all or any part of the Guaranteed Obligations to the Borrower, Guarantor or any other Person or any defect in, or any failure by Guarantor or any other Person to receive, any notice that may be given in connection with any sale or disposition of any collateral;

                                    (vii)      any failure of the Lender to comply with applicable laws in connection with the sale or other disposition of any collateral for all or any part of the Guaranteed Obligations;

                                    (viii)      any judicial or nonjudicial foreclosure or sale of, or other election of remedies with respect to, any interest in collateral serving as security for all or any part of the Guaranteed Obligations, even though such foreclosure, sale or election of remedies may impair the subrogation rights of Guarantor or may preclude Guarantor from obtaining reimbursement, contribution, indemnification or other recovery from the Borrower, any other guarantor or any other Person and even though the Borrower may not, as a result of such foreclosure, sale or election of remedies, be liable for any deficiency;

                                    (ix)       any act or omission of the Lender or any other Person that directly or indirectly results in or aids the discharge or release of the Borrower or any other guarantor of all or any part of the Guaranteed Obligations or any security or guarantee for all or any part of the Guaranteed Obligations by operation of law or otherwise;

                                    (x)        any laws which provide that the obligation of a surety or guarantor must neither be larger in amount nor in other respects more burdensome than that of the principal or which reduces a surety's or guarantor's obligation in proportion to the principal obligation;

                                    (xi)       the possibility that the obligations of the Borrower to the Lender may at any time and from time to time exceed the aggregate liability of Guarantor under this Guaranty;

                                    (xii)      any counterclaim, set-off or other claim which the Borrower or any other guarantor has or alleges to have with respect to all or any part of the Guaranteed Obligations;

                                    (xiii)      all rights and defenses arising out of an election of remedies by the Lender, even though that election of remedies, such as nonjudicial foreclosure with respect to security for a guaranteed obligation, has destroyed Guarantor's rights of subrogation and reimbursement against the Borrower

                                    (xiv)     any failure of the Lender to file or enforce a claim in any bankruptcy or other proceeding with respect to any Person or the election by the Lender in any bankruptcy proceeding of any Person of the application or nonapplication of Section 1111(b)(2) of Title 11 of the United States Code, as amended (the "Bankruptcy Code");

                                    (xv)      any extension of credit or the grant of any Lien under Section 364 of the Bankruptcy Code, any use of cash collateral under Section 363 of the Bankruptcy Code or any agreement or stipulation with respect to the provision of adequate protection in any bankruptcy proceeding of any Person;

                                    (xvi)     the avoidance of any Lien in favor of the Lender for any reason;

                                    (xvii)     any change in the corporate existence, structure or ownership of the Borrower or the bankruptcy, insolvency, reorganization, arrangement, readjustment of debt, liquidation or dissolution proceeding commenced by or against the Borrower, Guarantor or any other Person, including any discharge of, or bar or stay against collecting, all or any part of the Guaranteed Obligations (or any interest on all or any part of the Guaranteed Obligations) in or as a result of any such proceeding; or

                                    (xviii)    any action taken by the Lender, whether similar or dissimilar to any of the foregoing, that is authorized by this Section 3 or otherwise in this Guaranty or by any other provision of any Loan Document or any omission to take any such action.

            SECTION 4.       Discharge and Reinstatement.  Guarantor's obligations hereunder shall remain in full force and effect until the principal of and interest on the Loan and all other amounts payable by the Borrower under the Note and any other Loan Documents shall have been paid in full.  The obligations of Guarantor under this Guaranty shall be automatically reinstated if and to the extent that for any reason any payment by or on behalf of the Borrower, any other guarantor or any other Person or any other application of funds (including the proceeds of any collateral for all or any part of the Guaranteed Obligations) in respect of all or any part of the Guaranteed Obligations is rescinded or must be otherwise restored by any holder of such Guaranteed Obligations, whether as a result of any proceedings in bankruptcy, reorganization or otherwise and Guarantor agrees that it will jointly and severally indemnify the Lender on demand for all costs and expenses (including fees and expenses of counsel) incurred by the Lender in connection with such rescission or restoration.

            SECTION 5.       Stay of Acceleration.  If acceleration of the time for payment of any amount payable by the Borrower under the Note is stayed upon the insolvency, bankruptcy or reorganization of the Borrower, all such amounts otherwise subject to acceleration under the terms of the Note nonetheless shall be payable by Guarantor hereunder forthwith on demand by the Lender.

            SECTION 6.       Representations and Warranties of Guarantor.  Guarantor represents and warrants to the Lender that:

                        (a)        each of the waivers and consents set forth in this Guaranty is made voluntarily and unconditionally after consultation with outside legal counsel and with full knowledge of its significance and consequences, with the understanding that events giving rise to any defense or right waived may diminish, destroy or otherwise adversely affect rights which Guarantor or any other Person otherwise may have against the Borrower, the Lender or any other Person or against any collateral;

                        (b)         Guarantor has established adequate means of obtaining financial and other information pertaining to the business, operations and condition (financial and otherwise) of the Borrower, any other guarantors of the Obligations and each of their respective properties on a continuing basis and that Guarantor is now and will in the future remain fully familiar with the business, operations and condition (financial and otherwise) of the Borrower, any such other guarantors and each of their respective properties; and

                        (c)        Guarantor has reviewed and approved each of the Loan Documents and is fully familiar with the transaction contemplated by the Loan Documents and that it will in the future remain fully familiar with such transaction and with any new Loan Documents and the transactions contemplated by such Loan Documents.

            SECTION 7.       Subordination.  Guarantor agrees that the payment by the Borrower of any indebtedness in favor of Guarantor shall be subordinated and subject to the prior payment in full of all amounts payable by the Borrower under the Note or the other Loan Documents.

            SECTION 8.       Notices.  All notices and other communications hereunder to any party hereto shall be given or made in the manner provided in the Note to such party at its address set forth therein, or in the case of Guarantor, in care of the Borrower at its address set forth therein, or in the case of any party hereto, to such other address as such party may have provided by notice to the other parties hereto.

            SECTION 9.       No Waivers.  No failure or delay by the Lender in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.  The rights and remedies provided in this Guaranty, the Note and the other Loan Documents shall be cumulative and not exclusive of any rights or remedies provided by applicable laws.

            SECTION 10.   Successors and Assigns.  This Guaranty is in favor of the Lender and its respective successors and assigns and, in the event of an assignment of the Note or other amounts payable under the other Loan Documents, the rights hereunder, to the extent applicable to the indebtedness so assigned, may be transferred with such indebtedness.  This Guaranty shall be binding upon Guarantor and its successors and assigns.  Guarantor may not assign or transfer its rights or obligations under this Guaranty without the prior written consent of the Lender.  Any attempted assignment or transfer in violation of this Section 10 shall be null and void.

            SECTION 11.   Expenses, Etc.  Guarantor agrees to pay or to reimburse the Lender for all costs and expenses (including fees and expenses of counsel) that may be incurred by the Lender in any effort to enforce any of the obligations of Guarantor under this Guaranty, whether or not any lawsuit is filed, including all such costs and expenses (and attorneys' fees and expenses) incurred by the Lender in any bankruptcy, reorganization, workout or similar proceeding.  All amounts due under this Guaranty (including under Section 2(a)) and not paid when due shall bear interest until paid at a per annum rate equal to the rate of interest payable under the Note.

            SECTION 12.   Amendments, Etc.  No amendment, modification, supplement, extension, termination or waiver of any provision of this Guaranty, no approval or consent thereunder, and no consent to any departure by Guarantor therefrom, may in any event be effective unless in writing signed by the Lender, and then only in the specific instance and for the specific purpose given.

            SECTION 13.   Entire Agreement.  This Guaranty represents the complete and final agreement between Guarantor and the Lender regarding the subject matter hereof and supersedes all prior agreements, written or oral, on the subject matter hereof and may not be contradicted by evidence of prior, contemporaneous, or subsequent oral agreements of such parties.  There are no unwritten oral agreements between Guarantor and the Lender.

            SECTION 14.   Partial Invalidity.  If at any time any one or more of the provisions contained in this Guaranty should be held invalid, illegal or unenforceable in any respect, neither party hereto shall be required to comply with such provision for so long as such provision is held to be invalid, illegal or unenforceable, but the validity, legality and enforceability of the remaining provisions contained in this Guaranty shall not in any way be affected or impaired.  The parties hereto shall endeavor in good faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

            SECTION 15.   Captions.  The table of contents, captions and section headings appearing in this Guaranty are included solely for convenience of reference and are not intended to affect the interpretation of any provision of this Guaranty.

            SECTION 16.   GOVERNING LAW.  THIS GUARANTY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO CONFLICTS OF LAW RULES OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK.

            SECTION 17.   Submission to Jurisdiction; Waiver of Jury Trial.  Guarantor hereby consents to the exclusive jurisdiction of the state courts of the State of New York or the United States Federal District Court for the Southern District of New York, waives any objections to such venue, waives personal service of any and all process upon it, consents to service of process by registered mail directed to it at the address stated above, and acknowledges that service so made shall be deemed to be completed upon actual delivery thereof (whether accepted or refused).  THE PARTIES HEREBY IRREVOCABLY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS GUARANTY, AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS HERETO.

            IN WITNESS WHEREOF, the undersigned has caused this Guaranty to be duly executed by its authorized officer as of the day and year first above written.

            ENVIROKARE TECH, INC., a Nevada corporation

            By: /s/ Nicholas Pappas
            Name: Nicholas Pappas
            Title:   CEO